United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
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Current Report
Pursuant to Section 3 OR 15(d) of the Securities Exchange Act of 1934

							June 30, 2003
Date of Report (Date of earliest event reported)________________________________

Bridge Technology, Inc.
_____________________________________________________________________________
(Exact name of registrant as specified in its charter)


State or other jurisdiction of incorporation		Nevada
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Commission File No.					000-24767
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IRS Employer Identification No.				59-3065437
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	12601 Monarch Street, Garden Grove, California  92841
_____________________________________________________________________________
(Address of principal executive offices)	(Zip Code)

							714.891.6508
Registrants telephone number, including area code___________________________

_____________________________________________________________________________
(Former name of former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT


Item 4 Changes in Registrant's Certifying Accountant

On June 27, 2003, Bridge Technology, Inc. (the "Company") changed its principal accountant from BDO Seidman, LLP to BDO McCabe Lo & Co. BDO McCabe Lo & Co. has been engaged to audit the Company's consolidated balance sheet as of December 31, 2002 and the related statements of operations, stockholders' equity, and cash flows for the fiscal year ended December 31, 2002.

A. Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:

(i)	On June 27, 2003, the Company notified BDO Seidman, LLP that it would not be engaged to audit the Company's consolidated balance sheet as of December 31,2002 and the related statements of operations, stockholders' equity, and cash flows for the fiscal year ending December 31, 2002 and was being dismissed as the Company's principal accountant.

(ii)	The reports of BDO Seidman, LLP on the Company's financial statements for each of the past two years were unqualified and contained no adverse opinion or disclaimer of opinion and no report was qualified as to uncertainty, audit scope, or accounting principles.

(iii)	The decision to change principal accountants from BDO Seidman, LLP to
BDO McCabe Lo & Co. was recommended and approved by the Company's Audit Committee and Board of Directors.

(iv)	There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and BDO Seidman, LLP during the Company's two most recent fiscal years or for the period through the date of termination.

(v)	No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred during the Company's two most recent fiscal years and for the subsequent period through the date of change.

B.	No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

C.	In accordance with requirements of Item 304(a)(3) of Regulation S-K,
BDO Seidman, LLP has been provided with a copy of the foregoing disclosures and the Company has requested that BDO Seidman, LLP provide a letter addressed to the Securities and Exchange Commission required by said item and said letter dated June 30, 2003, is attached as an exhibit hereto.

Prior to the engagement of BDO McCabe Lo & Co., the Company did not consult with BDO McCabe Lo & Co. or any firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or reportable event. The Company also did not consult with BDO McCabe Lo & Co. regarding the type of audit opinion which might be rendered on the Company's financial statements and no written or oral report was provided by BDO McCabe Lo & Co.

The Company has provided BDO McCabe Lo & Co. with a copy of the disclosures contained herein and BDO McCabe Lo & Co. has indicated that no letter will be provided containing any new information, clarification of the Company's expression of its views, or the respects in which BDO McCabe Lo & Co. does not agree with the statements made by the Company in response to Item 304(a). No other event requiring disclosure under Item 304(a)(2) or Regulation S-K has occurred.


Item 5	Other Events and Regulation FD Disclosure

The Company had previously reported that its prior auditor,BDO Seidman, LLP, had advised the Company that the audit for the period ending December 31, 2002 would be completed by May 31, 2003. Based upon that representation Nasdaq had granted the Company an extension until June 16, 2003 to file its Form 10-K. Due to the change in accountants from BDO Seidman, LLP to BDO McCabe Lo & Co., Hong Kong Nasdaq has granted the Company an additional period of time until July 16, 2003 to file its 10-K for December 31, 2002 and its 10-Q for the first quarter of 2003.


Item 7	Financial Statements and Exhibits

a Financial Statements.

The Company had provided pro-forma financial information for the fiscal year ending December 31, 2002 and for the first quarter of 2003 on Form 8-K. This pro-forma financial information excluded for both periods the discontinued operations of Autec Power Supplies Inc. and Bridge Technology Co. Ltd, Ningbo, China.

b. Exhibits.

     16. Letter from BDO Seidman LLP.


Item 9	Regulation FD Disclosure
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The Company had been sustaining substantial losses in its power supply manufacturing business since April, 2001. The Company's Board of Directors unanimously voted in April 21, 2003 to dispose of these loss operations by approving the sale to Wantec Power Supplies Inc., a related third party, effective December 31, 2002. Winston Gu Chairman of the Company has formally resigned from the Company as Director Chairman of the Board and Officer of the Company effective April 28, 2003 concurrent with the sale of Autec Power Systems Inc. and Bridge Technology Co. Ltd. Ningbo to Wantec Power Systems Inc. of Taiwan, ROC. On May 14, 2003 the Company wasalso advised verbally that Winston Gu,through his attorneys, had a dispute with the Company.
The Company has requested that any dispute as it affects the Company must be put in to writing so that it may be addressed and properly disclosed to the Board of Directors and the Company's shareholders. To date, Mr. Gu has attempted to have the Company acknowledge certain obligations, most of which management believes are of a personal nature between Mr. Gu and the Company's President, Mr. James Djen. Under advice of counsel and by instructions from the Board of Directors, the Company does not anticipate making any changes to the Board approved sale of Autec Power Systems, Inc./Bridge Technology, Co., Ltd., Ningbo, China to the Winston Gu group.


Liquidity

The Company continues to require outside financing which is expected to be available now that the losing power supplies operations have been sold. The Company has settled most of its outstanding litigation except the Allied Web/John Harwer suit. The Company believes it has no liability in this litigation; however it continues to expend legal fees on this case which to date are in excess of $250,000. The Board of Directors have authorized the filing of legal action against its former President, John Harwer, for damages including recovery of these legal fees, based upon their belief that this matter is strictly related to John Harwer's personal activities prior to joining Bridge Technology Inc.

The Company, and its former President, are parties to a suit filed by shareholders of Esyon Corporation seeking rescission of their investment in a private company for alledged fraud by John Harwer who had solicited the investment. The same investors are also seeking rescission of purchases of Bridge Technology, Inc. common stock from John Harwer, alledging fraud. The Company, while denying any direct involvement in either Eyson Corporation or any private sale of John Harwer's stock holdings, intends to file a cross compaint against John Harwer for possible fraud and security violations.
It is believed that the amount of the cross complaint will approximate $300,000.


Filing of Audited Financial Statement

The Company had filed Form 12b-25 for an extension to file its Form 10-K for the period ending December 31, 2002 by April 15, 2003. The Company was unable to meet this deadline as the auditors had not completed their work in Hong Kong and Ningbo, China. This delay in the Form 10-K filing also delayed the Form 10-Q filing for the period ending March 31, 2003. The Form 10-Q will be filed shortly after the Form 10-K filing. The proforma financial results filed in a separate Form 8-K are for the periods ending
December 31, 2002 and March 31, 2003 are not expected to vary materially from the Company's audited financial results as prepared by the Company's outside auditors, when they are received by the Company.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						Bridge Technology, Inc.
						__________________________
(Registrant)


Date       6-30-2003		/S/ James Djen, President, CEO and Director
     -------------------       ---------------------------------------------
						(Signature)
















EXHIBIT NO. 16 - LETTER FROM BDO SEIDMAN LLP


June 30, 2003


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on June 27, 2003 to be filed by our former client, Bridge Technology, Inc. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

/s/ BDO Seidman, LLP